                               -------------------
                                       THE
                                  COLONIAL FUND
                               -------------------

                                SEMIANNUAL REPORT
                                 APRIL 30, 1997



                               [Graphic Omitted]



                         NOT FDIC-    MAY LOSE VALUE
                         INSURED      NO BANK GUARANTEE

--------------------------------------------------------------------------------
                          THE COLONIAL FUND HIGHLIGHTS
                        NOVEMBER 1, 1996 - APRIL 30, 1997

INVESTMENT OBJECTIVE: The Colonial Fund seeks primarily income and capital growth and, secondarily, capital preservation.

THE FUND IS DESIGNED TO OFFER:
  |X| Long-term investment returns
  |X| Above-average value for their dollars
  |X| Reasonable protection in down markets and broad diversification |X| Quarterly dividend income

PORTFOLIO MANAGER COMMENTARY: "Today, the old investing 'rules' don't really apply in the new, worldwide market environment. As value investors, we used to seek out utility and financial stocks. The value stocks we're researching today may well be service-oriented firms and franchises, not the former industrial giants of recent years."
        --Portfolio Managers Dan Rie, James P. Haynie and Gordon Johnson

                         THE COLONIAL FUND PERFORMANCE*

--------------------------------------------------------------------------------
                                                      CLASS A         CLASS B
     Inception dates                                  4/30/82*         5/5/92
--------------------------------------------------------------------------------
     Six-month distributions declared per share        $0.643          $0.606
--------------------------------------------------------------------------------
     Six-month total returns, assuming                  7.71%           7.19%
     reinvestment of all distributions
     and no sales charge or contingent
     deferred sales charge (CDSC)
--------------------------------------------------------------------------------
     Net asset value per share at 4/30/97               $9.54           $9.52
--------------------------------------------------------------------------------
* Date Fund adopted current investment policies.

For more information about Class Z shares performance, please call Colonial at 1-800-426-3750.

TOP FIVE EQUITY HOLDINGS**
(as of 4/30/97)
--------------------------------------------------------------------------------
1. Textron, Inc. ...................................................        2.9%
2. Johnson & Johnson Co. ...........................................        2.7%
3. CIGNA Corp. .....................................................        2.7%
4. American Brands, Inc. ...........................................        2.3%
5. Bristol-Myers Squibb ............................................        2.3%

TOP FIVE SECTORS**+
(as of 4/30/97)
--------------------------------------------------------------------------------
1. Financials ......................................................       21.6%
2. Energy/Natural Resources ........................................       11.8%
3. Health Care .....................................................        9.8%
4. Technology ......................................................        8.5%
5. Capital Goods ...................................................        8.4%

** Holdings and sector breakdowns are calculated as a percentage of total net assets. Because the Fund is actively managed, there can be no guarantee the Fund will continue to hold these securities or invest in these sectors in the future.

+ Industry sectors in the following financial statements are based upon the standard industrial classifications (SIC) published by the U.S. Office of Management and Budget. The sector classifications used on this page are based upon Colonial's defined criteria used in the investment process.

                               PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS

I'm pleased to present your Fund's semiannual report, for the six month period ended April 30, 1997. Even as this is written, the investment environment in the U.S. remains quite positive.

                                                     [PHOTO OF HAROLD W. COGGER]

Putting things in some perspective, U.S. stock markets are now in the midst of their 12th quarter of increased value. Just over two years ago, in February 1995, the Dow Jones Industrial Average (DJIA) reached the 4,000 level. Now, we've already surpassed the 7,700 mark. The DJIA is widely quoted and a popular indicator of the stock market's health. Newer investors, who have never experienced a down market, may begin to feel that "the ride will never end." However, though we don't envision any investment shocks, risk always goes hand-in-hand with the potential for returns.

With Colonial's "New Value" investment strategy, active risk management has become an integral part of this Fund, as the portfolio management team discusses in the following pages. The Fund seeks out investments with low volatility and risk factors. Formerly restrictive investment criteria have been broadened to increase return potential while better managing risk.

The economic outlook is good -- with inflation under control and economic growth quite strong, and visible in many areas. Operating in this relatively cloud-free environment, your Fund's value stocks should continue to provide good returns -- with a well-diversified portfolio that has both domestic and foreign stock and bond investments.

Now, let's look at the detailed information on your Fund's performance --including a talk with your portfolio management team. Your continued confidence in the Fund is sincerely appreciated. We know you have many choices -- and welcome the opportunity of being selected to serve your investment needs.

Respectfully,

/s/ Harold W. Cogger
    Harold W. Cogger
President
June 13, 1997

Because market conditions change frequently, there can be no assurance that the trends described will continue, come to pass or affect Fund performance.

                           PORTFOLIO MANAGEMENT REPORT

DANIEL RIE, JAMES P. HAYNIE AND GORDON JOHNSON co-manage The Colonial Fund. Dr. Rie is Senior Vice President and Director of the Adviser (Colonial Management Associates, Inc.) and head of Colonial's Equity Group. He has managed or co-managed the Fund since 1993. Messrs. Haynie and Johnson, Vice Presidents of the Adviser, have co-managed The Colonial Fund since earlier this year.

"HOW WE LOOK FOR NEW VALUE..."

Your Fund is diversified in two distinct ways: first, we have U.S. stocks, foreign stocks and U.S. Government bond investments. We search for investments in three distinct categories:

|X| companies whose current business activities provide dividends or assets that represent above average value for each dollar invested;

|X| companies whose business activities are concentrated in industries or business strategies which are expected to provide above average stability or value in turbulent markets;

|X| companies with anticipated business growth prospects that represent above average value for each dollar invested.

This is what we call "New Value," and we feel it's a philosophy that adds to the Fund's stability in uncertain markets. The market may change dramatically, but a company's inherent value should remain stable and predictable.

Being price-sensitive investment managers also protect us from the natural inclination to overpay for a "growth stock." Patiently, we search for value and try to manage the Fund with relatively low risk, through a disciplined stock market strategy. We know our investors are like us -- conservative, and a bit defensive.

"WE REALIZE VALUE -- AND SELL WHEN VALUE CHANGES."

We are always watchful and alert as new information surfaces, companies merge and outlooks change. Instead of trading for profits, we realize value, and reduce or sell the holding when it has met its objective.

Today, finding real and continuing value is more important than the industry, the "name" of the company or its past reputation. Today's value stocks are not just utilities and financial powerhouses -- they can can be found on NASDAQ or in the Fortune 500. We search for value in these markets and around the world.

"...VERY GOOD POTENTIAL...U.S. AND WORLDWIDE.."

Though we've cut back somewhat on utility and financial stocks during the period, we've invested a bit more in technology issues, in anticipation of a rebound in this area. With the economy itself continuing to demonstrate strength, we've also moved into additional basic industry and consumer stocks. Our foreign holdings haven't risen much, though we're keeping an eye on new values developing in Europe.

Our look ahead shows very good potential for both the U.S. and worldwide markets. We'll continue to search for new opportunities, wherever they may be.

                  THE COLONIAL FUND INVESTMENT PERFORMANCE VS.
                           STANDARD & POOR's 500 INDEX
                Change in Value of $10,000 from 4/30/87 - 4/30/97
                     Based on NAV and MOP for Class A Shares

--------------------------------------------------------------------------------

                         NAV       MOP            S&P 500
--------------------------------------------------------------------------------
Apr 30, 87               10,000     9,425         10,000
Jul 31, 87               10,644    10,032         11,133
Oct 31, 87                8,787     8,281          8,863
Jan 31, 88                9,366     8,827          9,119
Apr 30, 88               10,109     9,528          9,350
Jul 31, 88               10,450     9,849          9,824
Oct 31, 88               10,860    10,236         10,171
Jan 31, 89               11,375    10,721         10,946
Apr 30, 89               11,942    11,256         11,489
Jul 31, 89               12,908    12,166         12,957
Oct 31, 89               12,724    11,992         12,851
Jan 31, 90               12,350    11,640         12,526
Apr 30, 90               12,445    11,730         12,698
Jul 31, 90               12,114    12,360         13,796
Oct 31, 90               11,301    10,651         11,890
Jan 31, 91               12,674    11,945         13,574
Apr 30, 91               13,788    12,995         14,931
Jul 31, 91               14,460    13,628         15,552
Oct 31, 91               14,831    13,978         15,863
Jan 31, 92               15,570    14,675         16,648
Apr 30, 92               16,170    15,240         17,021
Jul 31, 92               16,531    15,580         17,538
Oct 31, 92               16,262    15,327         17,441
Jan 31, 93               17,703    16,686         18,407
Apr 30, 93               18,169    17,124         18,591
Jul 31, 93               18,706    17,630         19,065
Oct 31, 93               19,548    18,424         20,041
Jan 31, 94               20,454    19,278         20,773
Apr 30, 94               19,470    18,351         19,577
Jul 31, 94               19,513    18,391         20,048
Oct 31, 94               19,694    18,561         20,814
Jan 31, 95               19,554    18,429         20,882
Apr 30, 95               21,432    20,200         22,991
Jul 31, 95               23,426    22,079         25,274
Oct 31, 95               23,972    22,593         26,311
Jan 31, 96               25,653    24,178         28,946
Apr 30, 96               26,444    24,923         29,931
Jul 31, 96               25,465    24,001         29,457
Oct 31, 96               27,834    26,233         32,647
Jan 31, 97               29,884    28,166         36,566
Apr 30, 97               29,978    28,254         37,450

A $10,000 investment in Class B shares made on May 5, 1992 (inception), at net asset value (NAV) would have been valued at $17,762 on April 30, 1997. The same investment after deducting the applicable contingent deferred sales charge
(CDSC) would have grown to $17,562 by April 30, 1997. The Standard & Poor's 500 Index is an unmanaged index that tracks the performance of the U.S. stock market.

                          AVERAGE ANNUAL TOTAL RETURNS
                     As of 3/31/97 (Most Recent Quarter End)

--------------------------------------------------------------------------------
                            CLASS A SHARES                  CLASS B SHARES
                       Objective Change 4/30/82*           Inception 5/5/92
                       NAV                 MOP             NAV           w/CDSC
--------------------------------------------------------------------------------
1 YEAR                11.16%               4.77%         10.34%          5.34%
--------------------------------------------------------------------------------

5 YEARS               12.94               11.61             --             --
--------------------------------------------------------------------------------
10 YEARS              10.89               10.23             --             --
--------------------------------------------------------------------------------

SINCE INCEPTION/
OBJECTIVE CHANGE      15.00               14.54          11.56          11.29
--------------------------------------------------------------------------------

* Date Fund adopted current investment objective.

Past performance cannot predict future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC). Maximum offering price (MOP) returns include the maximum sales charge of 5.75%. The CDSC returns reflect charges 5% for one year; and 2% since inception. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

                              INVESTMENT PORTFOLIO
                    APRIL 30, 1997 (UNAUDITED, IN THOUSANDS)

COMMON STOCK - 90.9%                         COUNTRY       SHARES          VALUE
--------------------------------------------------------------------------------
AGRICULTURE, FORESTRY & FISHING  - 0.5%
  AGRICULTURE - CROPS - 0.5%
  RJR Nabisco Holdings Corp.                                    191       $5,694
                                                                       ---------

  FORESTRY - 0.0%
  Deltic Timber Corp.                                            14          363
                                                                       ---------

--------------------------------------------------------------------------------
CONSTRUCTION - 1.2%
  BUILDING CONSTRUCTION - 1.0%
  Centex Corp.                                                   86        3,100
  GTM Entrepose SA                                  Fr            8          482
  Koninklijke Volker Stevin NV                      Ne           74        8,439
  Lennar Corp.                                                   53        1,424
                                                                       ---------
                                                                          13,445
                                                                       ---------

  HEAVY CONSTRUCTION-NON BUILDING CONSTRUCTION -0.2
  Cubiertas y Mzov SA                               Sp           20        2,012
                                                                       ---------

--------------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 21.8%
  DEPOSITORY INSTITUTIONS - 5.1%
  Amsouth Bancorporation                                         67        3,523
  Astoria Financial Corp.                                        85        3,333
  Banco de Santander SA                             Sp           18        1,355
  Bank of Montreal                                  Ca          398       14,442
  Banque Nationale de Belgique                      Be            1        1,716
  Canadian Imperial Bank of Commerce                Ca          547       12,555
  Collective Bancorp, Inc.                                       27        1,087
  First Empire State Corp.                                        4        1,288
  First Financial Corp.                                          17          452
  Greenpoint Financial Corp.                                     57        3,179
  H.F. Ahmanson & Co.                                           120        4,579
  National Australia Bank Ltd.                      Au        1,000       13,709
  Nations Bank Corp.                                             37        2,246
  Standard Federal Bancorporation                                20        1,172
  Synovus Financial Corp.                                        29          706
  Toronto Dominion Bank                             Ca           50        1,413
                                                                       ---------
                                                                          66,755
                                                                       ---------

  HOLDING COMPANIES - 1.1%
  Fortis Amev NV                                    Ne          247        9,303
  Sofina SA                                         Be            8        5,294
                                                                       ---------
                                                                          14,597
                                                                       ---------

  INSURANCE AGENTS & BROKERS - 0.1%
  Acordia, Inc.                                     19          585          585
                                                                       ---------

  INSURANCE CARRIERS - 8.5%
  Allstate Corp.                                                261       17,085
  American Bankers Insurance Group, Inc.                        154        8,143
  CNA Financial Corp. (a)                                        16        1,580
  Cigna Corp.                                                   235       35,308
  Loews Corp.                                                   220       20,213
  Old Republic International Corp.                              195        5,513
  Orion Capital Corp.                                            14          900
  Providian Corp.                                                82        4,707
  Safeco Corp.                                                   98        3,928
  Sunamerica, Inc.                                              117        5,400
  USLife Corp.                                                  157        7,629
                                                                       ---------
                                                                         110,406
                                                                       ---------

  NONDEPOSITORY CREDIT INSTITUTIONS - 1.0%
  Aames Financial Corp.                                         129        1,983
  Green Tree Financial Corp.                                    288        8,544
  The Money Store, Inc.                                         114        2,472
                                                                       ---------
                                                                          12,999
                                                                       ---------

  REAL ESTATE - 0.3%
  New World Development Co., Ltd.                   HK          500        2,885
  Societe Francaise d'Investissements
   Immobiliers et de Gestion                        Fr            4          333
  Stewart Enterprises, Inc.                                      23          763
                                                                       ---------
                                                                           3,981
                                                                       ---------

  REAL ESTATE INVESTMENT TRUSTS - 0.0%
  Manufactured Home Communities, Inc.                            31          641
                                                                       ---------

  SECURITY BROKERS & DEALERS - 5.7%
  A.G. Edwards, Inc.                                            432       15,122
  Alex Brown, Inc.                                              303       19,505
  Bear Stearns Co., Inc.                                         89        2,729
  Merrill Lynch & Co., Inc.                                     183       17,450
  Paine Webber Group, Inc.                                      244        8,303
  Salomon, Inc.                                                 213       10,660
                                                                       ---------
                                                                          73,769
                                                                       ---------

--------------------------------------------------------------------------------
MANUFACTURING - 44.6%
  CHEMICALS & ALLIED PRODUCTS - 9.2%
  Akzo Nobel NV ADR                                              63        4,120
  American Home Products Corp.                                   31        2,047
  Biomet Inc. (a)                                                30          456
  Bristol-Myers Squibb Co.                                      449       29,410
  Dexter Corp.                                                   21          612
  Dura Pharmaceuticals, Inc. (a)                                 20          580
  Ethyl Corp.                                                   190        1,734
  International Specialty Products, Inc. (a)                     40          520
  Johnson & Johnson                                             579       35,439
  Jones Medical Industries, Inc.                                 71        2,499
  Merck & Co., Inc.                                             240       21,720
  Norsk Hydro A.S                                                30        1,451
  Pfizer, Inc.                                                  132       12,691
  Rhone-Poulenc Rorer, Inc.                                      97        7,018
                                                                       ---------
                                                                         120,297
                                                                       ---------

  ELECTRONIC & ELECTRICAL EQUIPMENT - 0.5%
  CTS Corp.                                                      21        1,313
  Cooper Industries, Inc.                                        80        3,680
  Helen of Troy Ltd. (a)                                         33          767
  Sci Systems Inc. (a)                                           17        1,074
                                                                       ---------
                                                                           6,834
                                                                       ---------

  FABRICATED METAL - 0.3%
  Harsco Corp.                                                  110        4,064
                                                                       ---------

  FOOD & KINDRED PRODUCTS - 2.5%
  Archer Daniels Midland Co.                                    862       15,840
  Bongrain SA                                       Fr          (b)          151
  Flowers Industries, Inc.                                       60        1,455
  Heinz (H.J.) Co.                                               35        1,432
  IBP, Inc.                                                     529       12,564
  Korn-OG Foderstof Kompagniet AS                   De           45        1,386
  Lancaster Colony Corp.                                          5          206
                                                                       ---------
                                                                          33,034
                                                                       ---------

  FURNITURE & FIXTURES - 0.1%
  Herman Miller, Inc.                                            20          635
                                                                       ---------

  MACHINERY & COMPUTER EQUIPMENT - 4.1%
  Bucher Holding                                    Sz            6        5,815
  Compaq Computer Corp. (a)                                      51        4,346
  Cummins Engine Co., Inc.                                       96        5,366
  Diebold, Inc.                                                  39        1,290
  Gateway 2000, Inc. (a)                                         28        1,514
  Hewlett-Packard Co.                                            43        2,268
  Kaydon Corp.                                                   28        1,217
  Pentair, Inc.                                                  10          299
  Pitney Bowes, Inc.                                             19        1,216
  Sun Microsystems, Inc. (a)                                    532       15,328
  Tandem Computers, Inc. (a)                                      5           64
  Timken Co.                                                     46        2,697
  Tyco International Ltd.                                       170       10,339
  Western Digital Corp. (a)                                      18        1,134
                                                                       ---------
                                                                          52,893
                                                                       ---------

  MEASURING & ANALYZING INSTRUMENTS - 0.6%
  Litton Industries, Inc. (a)                                    40        1,686
  Tektronix, Inc.                                               120        6,468
                                                                       ---------
                                                                           8,154
                                                                       ---------

  MISCELLANEOUS MANUFACTURING - 1.2%
  Callaway Golf Co.                                             536       16,010
                                                                       ---------

  PAPER PRODUCTS - 0.1%
  Avery Dennison Corp.                                           29        1,066
  Fort Howard Corp. (a)                                          25          861
                                                                       ---------
                                                                           1,927
                                                                       ---------

  PETROLEUM REFINING - 11.5%
  Amerada Hess Corp.                                            312       15,161
  Amoco Corp.                                                    88        7,376
  Atlantic Richfield Co.                                        160       21,780
  British Petroleum Co., PLC                                     13        1,793
  Elcor Corp.                                                    59        1,549
  Exxon Corp.                                                   374       21,178
  Kerr-McGee Corp.                                              196       11,840
  Mobil Corp.                                                    54        6,981
  Murphy Oil Corp.                                               57        2,484
  Pennzoil Co.                                                   99        4,895
  Phillips Petroleum Co.                                        733       28,866
  USX-Marathon Group                                            410       11,329
  Unocal Corp.                                                  380       14,503
                                                                      ----------
                                                                         149,735
                                                                      ----------

  PRIMARY METAL - 0.4%
  AK Steel Holdings Corp.                                        43        1,562
  Asarco, Inc.                                                   87        2,471
  LTV Corp.                                                      70          919
                                                                       ---------
                                                                           4,952
                                                                       ---------

  PRIMARY SMELTING - 2.0%
  Phelps Dodge Corp.                                            341       26,149
                                                                       ---------


  PRINTING & PUBLISHING - 0.3%
  CSS Industries, Inc. (a)                                       25          809
  New York Times Co., Class A                                    20          865
  Standard Register Co.                                          74        2,423
                                                                       ---------
                                                                           4,097
                                                                       ---------

  RUBBER & PLASTIC - 1.4%
  Cooper Tire & Rubber Co.                                       60        1,311
  Goodyear Tire & Rubber Co.                                    253       13,303
  Nike, Inc., Class B                                             6          326
  Wynn's International, Inc.                                    158        3,800
                                                                       ---------
                                                                          18,740
                                                                       ---------

  TEXTILE MILL PRODUCTS - 0.1%
  Springs Industries, Inc.                                       22        1,043
                                                                       ---------

  TOBACCO PRODUCTS - 2.3%
  American Brands, Inc.                                         553       29,735
                                                                       ---------

  TRANSPORTATION EQUIPMENT - 8.0%
  Arvin Industries Inc.                                          44        1,152
  Eaton Corp.                                                    10          749
  Ford Motor Co.                                                 99        3,440
  General Dynamics Corp.                                        214       15,262
  General Motors Corp.                                           70        4,045
  Harley-Davidson, Inc.                                          80        3,160
  MascoTech, Inc.                                                 5           96
  McDonnell Douglas Corp.                                       125        7,422
  Paccar, Inc.                                                   20        1,377
  Peugeot SA                                        Fr           20        1,992
  TRW, Inc.                                                     320       16,690
  Textron, Inc.                                                 335       37,322
  Thiokol Corp.                                                 142        9,278
  Toyota Motor Corp. ADR                            Ja           27        1,559
                                                                       ---------
                                                                         103,544
                                                                       ---------

--------------------------------------------------------------------------------
MINING & ENERGY - 0.5%
  METAL MINING - 0.1%
  Cleveland-Cliffs, Inc.                                         27        1,136
                                                                       ---------

  OIL & GAS EXTRACTION - 0.4%
  Helmerich & Payne                                             106        5,081
                                                                       ---------

--------------------------------------------------------------------------------
RETAIL TRADE - 3.4%
  APPAREL & ACCESSORY STORES - 0.0%
  DEB Shops, Inc.                                                14           60
                                                                       ---------


  FOOD STORES - 0.2%
  Kroger Corp.  (a)                                              85        2,349
                                                                       ---------
  GENERAL MERCHANDISE STORES - 3.0%
  Family Dollar Stores, Inc.                                     10          261
  Meyer (Fred), Inc.  (a)                                       101        4,137
  Sears, Roebuck & Co.                                          511       24,509
  Shopko Stores, Inc.                                            45          904
  Waban, Inc. (a)                                               343        9,175
                                                                       ---------
                                                                          38,986
                                                                       ---------

  HOME FURNISHINGS & EQUIPMENT - 0.2%
  CompUSA, Inc. (a)                                             166        3,203
                                                                       ---------

--------------------------------------------------------------------------------
SERVICES - 7.8%
  BUSINESS SERVICES - 0.5%
  Omnicom Group, Inc.                                           125        6,646
                                                                       ---------

  COMPUTER RELATED SERVICES - 2.6%
  BMC Software, Inc. (a)                                        274       11,833
  Cadence Design Systems, Inc. (a)                               50        1,600
  Cognos, Inc. (a)                                              184        4,669
  Computer Associates International, Inc.                       309       16,066
                                                                       ---------
                                                                          34,168
                                                                       ---------

  COMPUTER SOFTWARE - 2.3%
  McAfee Associates, Inc. (a)                                    30        1,672
  Oracle Systems Corp. (a)                                      721       28,652
                                                                       ---------
                                                                          30,324
                                                                       ---------

  ENGINEERING, ACCOUNTING, RESEARCH & MANAGEMENT - 0.7%
  Corrections Corp. of America (a)                              156        5,080
  International-Muller NV                           Ne          146        4,224
                                                                       ---------
                                                                           9,304
                                                                       ---------

  HEALTH SERVICES - 0.7%
  Allegiance Corp.                                               77        1,704
  Lincare Holdings, Inc. (a)                                     58        2,273
  Sun Healthcare Group, Inc. (a)                                140        1,976
  Universal Health Services, Inc., Class B (a)                   83        3,143
                                                                       ---------
                                                                           9,096
                                                                       ---------

  HOTELS, CAMPS & LODGING - 0.0%
  Harbour Centre Development                        HK          416          556
                                                                       ---------

  MOTION PICTURES - 0.2%
  King World Productions, Inc.                                   68        2,497
                                                                       ---------

  PERSONAL SERVICES - 0.8%
  Service Corporation International                             297       10,186
                                                                       ---------

--------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
 GAS & SANITARY SERVICES - 9.6%
  AIR TRANSPORTATION - 1.0%
  AMR Corp. (a)                                                  66        6,118
  British Airways PLC  ADR                          UK            7          768
  Delta Air Lines, Inc.                             64        5,924
                                                                       ---------
                                                                          12,810
                                                                       ---------
  ELECTRIC, GAS & SANITARY SERVICES - 1.4%
  Enova Corp.                                                   139        3,069
  Gas y Electricidad SA                             Sp          224       11,040
  Illinova Corp.                                                128        2,887
  Teco Energy, Inc.                                              36          864
  United Waste Systems, Inc. (a)                                 22          742
                                                                       ---------
                                                                          18,602
                                                                       ---------

  ELECTRIC SERVICES - 4.0%
  Allegheny Power System, Inc.                                   64        1,680
  Carolina Power & Light Co.                                    151        5,129
  DQE, Inc.                                                      79        2,171
  Echelon International Corp. (a)                                 4           74
  Florida Progress Corp.                                        110        3,367
  Hawaiian Electric Industries, Inc.                              5          168
  Houston Industries, Inc.                                       95        1,902
  Nipsco Industries, Inc.                                        89        3,516
  New England Electric System                                   126        4,286
  New York State Electric & Gas Corp.                           180        3,780
  Northern States Power Co.                                      60        2,739
  Portland General Corp.                                         95        3,478
  Public Service Enterprise Group, Inc.                         149        3,592
  Texas Utilities Co.                                           411       13,874
  Union Electrica Fenosa SA                         Sp          177        1,478
                                                                       ---------
                                                                          51,234
                                                                       ---------

  GAS SERVICES - 0.9%
  Consolidated Natural Gas Co.                                  186        9,345
  Laclede Gas Co.                                                47        1,035
  Pacific Enterprises                                            25          765
                                                                       ---------
                                                                          11,145
                                                                       ---------

  RAILROAD - 0.2%
  Norfolk Southern Corp.                                         31        2,795
                                                                       ---------

  SANITARY SERVICES - 1.6%
  Severn Trent Water PLC                            UK          403        4,937
  United Utilities PLC                              UK        1,096       12,075
  Yorkshire Water PLC                               UK          742        4,340
                                                                       ---------
                                                                          21,352
                                                                       ---------

  TRANSPORTATION SERVICES - 0.1%
  Cross Harbour Tunnel Co.                          HK          307          648
                                                                       ---------

  WATER TRANSPORTATION - 0.4%
  APL Ltd.                                          HK          115        3,369
  Tidewater, Inc.                                                48        1,934
                                                                       ---------
                                                                           5,303
                                                                       ---------

--------------------------------------------------------------------------------
WHOLESALE TRADE - 1.5%
  DURABLE GOODS - 1.0%
  Beers NV                                          Ne          213        6,899
  Marshall Industries (a)                                        25          829
  Pioneer Standard Electronics, Inc.                            399        4,886
                                                                       ---------
                                                                          12,614
                                                                       ---------

  NONDURABLE GOODS - 0.5%
  Bergen Brunswig Corp., Class A                                107        3,658
  Nash-Finch Co.                                                 60        1,048
  Richfood Holdings Inc.                                         66        1,345
                                                                       ---------
                                                                           6,051
                                                                          ------

  TOTAL COMMON STOCKS (cost of $905,470)                               1,183,236
                                                                       ---------



                                                      MATURITIES
BOND & NOTES - 6.9%                             COUPON       FROM/TO         PAR
--------------------------------------------------------------------------------
US GOVERNMENT AGENCY OBLIGATIONS - 6.8%
  GOVERNMENT AGENCIES - 4.1%
  Federal National Mortgage Association,
                                   6.500%     2007-2009     $54,328       52,769
                                                                          ------

  GOVERNMENT OBLIGATIONS - 2.7%
  U.S. Treasury Note,
                                   7.875%     4/15/1998      35,085       35,693
                                                                       ---------

  TOTAL U.S. GOVERNMENT & AGENCY
     OBLIGATIONS (cost of $91,166)                                        88,462
                                                                       ---------


CORPORATE ADJUSTABLE RATE BONDS & NOTES - 0.1%                PAR          VALUE
--------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC
  GAS & SANITARY SERVICES - 0.1%
  PIPELINES
  SFP Pipeline Holdings (c)
  (cost of $720)                  10.420%      08/15/10         600    $     726
                                                                       ---------
  TOTAL BONDS & NOTES (cost of $91,886)                                   89,188
                                                                       ---------
  TOTAL INVESTMENTS - 97.8% (cost of $997,356)(d)                      1,272,424
                                                                       ---------
SHORT-TERM OBLIGATIONS - 4.2%
--------------------------------------------------------------------------------
  Repurchase agreement with Chase Securities Inc.,
  dated 4/30/97, due 05/01/97 at 5.340%,
  collateralized by U.S. Treasury notes with
  various maturities to 2016, market value $56,389,
  (repurchase proceeds $54,822).                             54,814       54,814
                                                                       ---------

OTHER ASSETS & LIABILITIES, NET - (2.0)%                                 (25,661)
--------------------------------------------------------------------------------

  NET ASSETS - 100%                                                  $ 1,301,577
                                                                     -----------

NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------
(a) Non-income producing.
(b) Rounds to less than one.
(c) Interest rates change quarterly. The rate listed is as of April 30, 1997.
(d) Cost for federal income tax purposes is $997,357.

Summary of Securities by Country         Country             Value    % of Total
--------------------------------------------------------------------------------------
United States                                              $1,141,384       89.7
Netherlands                                   Ne               28,865        2.3
Canada                                        Ca               28,410        2.2
United Kingdom                                UK               21,352        1.7
Spain                                         Sp               15,886        1.2
Australia                                     Au               13,709        1.1
Belgium                                       Be                7,010        0.6
Switzerland                                   Sz                5,815        0.5
Hong Kong                                     HK                4,089        0.3
France                                        Fr                2,958        0.2
Japan                                         Ja                1,559        0.1
Denmark                                       De                1,387        0.1
                                                           ----------      -----
                                                          $ 1,272,424      100.0
                                                          ===========      =====

  Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

     ACRONYM                                      NAME
  --------------                               -----------
       ADR                             American Depository Receipt

See notes to financial statements

                       STATEMENT OF ASSETS & LIABILITIES
                           April 30, 1997 (Unaudited)

(in thousands except for per share amounts and footnotes)

ASSETS
Investments at value (cost $997,356)                            $1,272,424
Short-term obligations                                              54,814
                                                                ----------
                                                                 1,327,238
Cash held in foreign banks (cost $18)       $    18
Receivable for:
  Investments sold                           36,909
  Dividends                                   1,579
  Fund shares sold                              888
  Interest                                      437
  Foreign tax reclaims                          149
Other                                            33                 40,013
                                            -------             ----------
    Total Assets                                                 1,367,251

LIABILITIES
Payable for:
  Investments purchased                      64,157
  Fund shares repurchased                     1,502
Accrued:
  Deferred Trustees fees                          9
Other                                             6
                                            -------
    Total Liabilities                                               65,674
                                                                ----------

NET ASSETS                                                      $1,301,577
                                                                ==========

Net asset value & redemption price per share -
Class A ($796,755/83,548)                                            $9.54
                                                                ==========
Maximum offering price per share - Class A
($9.54/0.9425)                                                      $10.12(a)
                                                                ==========
Net asset value & offering price per share -
Class B ($490,697/51,541)                                            $9.52(b)
                                                                ==========
Net asset value, offering and redemption price
per share - Class Z ($14,125/1,480)                                  $9.54
                                                                ==========
COMPOSITION OF NET ASSETS
Capital paid in                                                 $  974,264
Undistributed net investment income                                    930
Accumulated net realized gain                                       51,352
Net unrealized appreciation (depreciation) on:
  Investments                                                      275,068
  Foreign currency transactions                                        (37)
                                                                ----------
                                                                $1,301,577
                                                                ==========

(a) On sales of $50,000 or more the offering price is reduced.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See notes to financial statements.

                            STATEMENT OF OPERATIONS
                    For the Six Months Ended April 30, 1997
                                  (Unaudited)

(in thousands)
INVESTMENT INCOME
Dividends                                                                $11,641
Interest                                                                   4,877
                                                                         -------
     Total investment income (net of nonrebatable
     foreign taxes withheld at source which
     amounted to $227)                                                    16,518

EXPENSES
Management fee                                    $ 3,530
Service fee - Class A & B                           1,509
Distribution fee - Class B                          1,798
Transfer agent                                      1,892
Bookkeeping fee                                       215
Registration fee                                       26
Custodian fee                                          65
Audit fee                                              21
Trustees fee                                           33
Reports to shareholders                                15
Legal fee                                               5
Other                                                  16                  9,125
                                                  -------                -------
       Net Investment Income                                               7,393
                                                                         -------

NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized gain (loss) on:
Investments                                        51,305
Foreign currency transactions                         (25)
                                                  -------
    Net Realized Gain                                                     51,280
Net unrealized appreciation (depreciation) during
the period on:
Investments                                        32,984
Foreign currency transactions                         (17)
                                                  -------
    Net Unrealized Appreciation                                           32,967
                                                                         -------
       Net Gain                                                           84,247
                                                                         -------
Net Increase in Net Assets from Operations                               $91,640
                                                                         =======



See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                       (Unaudited)
                                                                        Six months
                                                                           end               Year ended
(in thousands)                                                           April 30            October 31
                                                                       -----------           ----------
INCREASE (DECREASE) IN NET ASSETS                                          1997                 1996
Operations:
Net investment income                                                  $    7,393           $    17,670
Net realized gain                                                          51,280                72,976
Net unrealized appreciation                                                32,967                74,411
                                                                       ----------           -----------
    Net Increase from Operations                                           91,640               165,057
Distributions:
From net investment income - Class A                                       (6,085)              (12,646)
From net realized gains - Class A                                         (45,097)              (47,071)
From net investment income - Class B                                       (1,871)               (4,191)
From net realized gains - Class B                                         (27,199)              (25,891)
From net investment income - Class Z                                         (125)                 (232)
From net realized gains - Class Z                                            (810)                 (684)
                                                                       ----------           -----------
                                                                           10,453                74,342
                                                                       ----------           -----------
Fund Share Transactions:
Receipts for shares sold - Class A                                         79,481               108,502
Value of distributions reinvested - Class A                                46,529                53,915
Cost of shares repurchased - Class A                                      (95,276)             (117,196)
                                                                       ----------           -----------
                                                                           30,734                45,221
                                                                       ----------           -----------
Receipts for shares sold - Class B                                         44,977               104,995
Value of distributions reinvested - Class B                                27,494                28,337
Cost of shares repurchased - Class B                                      (39,072)              (60,702)
                                                                       ----------           -----------
                                                                           33,399                72,630
                                                                       ----------           -----------
Receipts for shares sold - Class Z                                            276                 9,783
Value of distributions reinvested - Class Z                                   935                   916
Cost of shares repurchased - Class Z                                         (652)               (1,561)
                                                                       ----------           -----------
                                                                              559                 9,138
                                                                       ----------           -----------
Net Increase from Fund Share
  Transactions                                                             64,692               126,989
                                                                       ----------           -----------
        Total Increase                                                     75,145               201,331
NET ASSETS
Beginning of period                                                     1,226,432             1,025,101
                                                                       ----------           -----------
End of period (including undistributed net
  investment income of $930 and $1,641,
  respectively)                                                        $1,301,577           $ 1,226,432
                                                                       ==========           ===========


Statement of Changes in Net Assets continued on following page.


See notes to financial statements.

                   STATEMENT OF CHANGES IN NET ASSETS - CONT.

                                                                       (Unaudited)
                                                                        Six months
                                                                          ended              Year ended
(in thousands)                                                           April 30            October 31
                                                                       ------------          -----------
NUMBER OF FUND SHARES                                                      1997                 1996

Sold - Class A                                                              8,362                12,023
Issued for distributions reinvested - Class A                               5,156                 6,267
Repurchased - Class A                                                      (9,986)              (12,967)
                                                                           ------               -------
                                                                            3,532                 5,323
                                                                           ------               -------

Sold - Class B                                                              4,740                11,645
Issued for distributions reinvested - Class B                               3,055                 3,308
Repurchased - Class B                                                      (4,112)               (6,730)
                                                                           ------               -------
                                                                            3,683                 8,223
                                                                           ------               -------

Sold - Class Z                                                                 29                 1,084
Issued for distributions reinvested - Class Z                                 104                   106
Repurchased - Class Z                                                         (80)                 (172)

                                                                               53                 1,018
                                                                           ------               -------




See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                           APRIL 30, 1997 (UNAUDITED)


NOTE 1. INTERIM FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

In the opinion of management of The Colonial Fund (the Fund), a series of Colonial Trust III, the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Fund at April 30, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the six months then ended.

NOTE 2. ACCOUNTING POLICIES
-------------------------------------------------------------------------------

ORGANIZATION: The Fund is a diversified portfolio of a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund seeks primarily income and capital growth and, secondarily, capital preservation. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares: Class A, Class B and Class Z. Class A shares are sold with a front-end sales charge; Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, please refer to a prospectus.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: Equity securities are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Portfolio positions which cannot be valued as set forth above are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class A and Class B service fee and Class B distribution fee), realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class A, Class B and Class Z per share data was calculated using the average shares outstanding during the period. In addition, net investment income per share data reflects the service fee applicable to both Class A and Class B shares and the distribution fee applicable to Class B shares only.

Class A and Class B ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the service fee applicable to both Class A and Class B shares and by the distribution fee applicable to Class B shares only.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

FOREIGN CURRENCY TRANSACTIONS: Net realized and unrealized gains (losses) on foreign currency transactions includes the fluctuation in exchange rates on gains (losses) between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

FORWARD CURRENCY CONTRACTS: The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains or losses which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

OTHER: Corporate actions are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 3. FEES AND COMPENSATION PAID TO AFFILIATES
 ...............................................................................

MANAGEMENT FEE: Colonial Management Associates, Inc. (the Adviser) is the investment Adviser of the Fund and furnishes accounting and other services and office facilities for a monthly fee equal to 0.55% annually of the Fund's average net assets.

BOOKKEEPING FEE: The Adviser provides bookkeeping and pricing services for $27,000 per year plus a percentage of the Fund's average net assets as follows:

                    Average Net Assets                Annual Fee Rate
                 -------------------------      ----------------------------
                   First $50 million                     No charge
                   Next  $950 million                      0.035%
                   Next  $1 billion                        0.025%
                   Next  $1 billion                        0.015%
                   Over  $3 billion                        0.001%

TRANSFER AGENT: Colonial Investors Service Center, Inc. (the Transfer Agent), an affiliate of the Adviser, provides shareholder services for a monthly fee equal to 0.25% annually of the Fund's average net assets and receives reimbursement for certain out-of-pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Colonial Investment Services, Inc. (the Distributor), an affiliate of the Adviser, is the Fund's principal underwriter. For the six months ended April 30, 1997, the Fund has been advised that the Distributor retained net underwriting discounts of $92,268 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $488,883 on Class B share redemptions.

The Fund has adopted a 12b-1 plan which requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B shares. The plan also requires the payment to the Distributor of a service fee on Class A and Class B shares as follows:

            Value of shares                                       Annual
      outstanding on the 20th of                                   Fee
     each month which were issued                                  Rate
----------------------------------------                       -------------
        Prior to April 1, 1989                                     0.15%
       On or after April 1, 1989                                   0.25%

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 4.  PORTFOLIO INFORMATION
 ...............................................................................

INVESTMENT ACTIVITY: During the six months ended April 30, 1997, purchases and sales of investments, other than short-term obligations, were $285,791,209 and $257,746,862, of which none and $3,286,231, respectively, were U.S. government securities.

Unrealized appreciation (depreciation) at April 30, 1997, based on cost of investments for federal income tax purposes was:

Gross unrealized appreciation                                  $298,789,981
Gross unrealized depreciation                                   (23,722,600)
                                                               ------------
        Net unrealized appreciation                            $275,067,381
                                                               ============

OTHER: There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 5. LINE OF CREDIT
 ...............................................................................
The Fund may borrow up to 10% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the six months ended April 30, 1997.

                                FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                                (Unaudited)
                                                                              Six months ended
                                                                                  April 30
                                                    ------------------------------------------------------------------
                                                                                    1997
                                                       Class A                     Class B                    Class Z
                                                     -----------                 -----------                 ----------
Net asset value -
   Beginning of period                                 $  9.490                   $  9.480                   $  9.500
                                                       --------                   --------                   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment
income(a)                                                 0.068                      0.032                      0.079
Net realized and
 unrealized gain (loss)(a)                                0.625                      0.614                      0.615
                                                       --------                   --------                   --------
   Total from Investment
      Operations                                          0.693                      0.646                      0.694
                                                       --------                   --------                   --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment
 income                                                  (0.075)                    (0.038)                    (0.086)
From net
 realized gains                                          (0.568)                    (0.568)                    (0.568)
                                                       --------                   --------                   --------
 Total Distributions
  Declared to
  Shareholders                                           (0.643)                    (0.606)                    (0.654)
                                                       --------                   --------                   --------
Net asset value -
  End of period                                        $  9.540                   $  9.520                   $  9.540
                                                       ========                   ========                   ========
Total return(c)                                           7.71%(d)                   7.19%(d)                   7.72%(d)
                                                       ========                   ========                   ========

RATIOS TO AVERAGE NET ASSETS
Expenses(e)                                               1.15%(f)                   1.90%(f)                   0.91%(f)
Net investment
 income(e)                                                1.43%(f)                   0.68%(f)                   1.67%(f)
Portfolio turnover                                          21%(d)                     21%(d)                     21%(d)
Average commission rate (g)                            $ 0.0413                   $ 0.0413                   $ 0.0413
Net assets at end
of period (000)                                        $796,755                   $490,697                    $14,125

(a) Per share data was calculated using average shares outstanding during the period.
(b) Class Z shares were initially offered on July 31, 1995. Per share amounts reflect activity from that date.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Not annualized.


                         FINANCIAL HIGHLIGHTS - CONT.


Selected data for a share of each class outstanding throughout each period

                                               Year ended October 31
  ------------------------------------------------------------------------------------------------------------------
                            1996                                                      1995
      Class A             Class B            Class Z             Class A             Class B          Class Z (b)
  ----------------    -----------------   ---------------    ----------------    ----------------    ---------------

     $  8.940            $  8.930           $  8.940             $  8.060           $  8.050           $  8.780
     --------            --------           --------             --------           --------           --------

        0.165               0.097              0.186                0.200              0.137              0.041

        1.183               1.182              1.192                1.393              1.395              0.167
     --------            --------           --------             --------           --------           --------

        1.348               1.279              1.378                1.593              1.532              0.208
     --------            --------           --------             --------           --------           --------


       (0.162)             (0.093)            (0.182)              (0.212)            (0.151)            (0.048)

       (0.636)             (0.636)            (0.636)              (0.501)            (0.501)                -
     --------            --------           --------             --------           --------           --------


       (0.798)             (0.729)            (0.818)              (0.713)            (0.652)            (0.048)
     --------            --------           --------             --------           --------           --------

     $  9.490            $  9.480           $  9.500             $  8.940           $  8.930           $  8.940
     ========            ========           ========             ========           ========           ========
       16.11%              15.27%             16.50%               21.72%             20.84%              2.02%(d)
     ========            ========           ========             ========           ========           ========


        1.15%               1.90%              0.91%               1.16%               1.93%              0.93%(f)

        1.82%               1.07%              2.06%               2.43%               1.66%              2.66%(f)
          38%                 38%                38%                 66%                 66%                66%
     $ 0.0347            $ 0.0347           $ 0.0347                   -                   -                  -

     $759,409            $453,468           $ 13,555             $667,611           $353,831           $ 3,659

  (e) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.
  (f) Annualized.
  (g) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

                 FINANCIAL HIGHLIGHTS - CONT.

Selected data for a share of each class outstanding throughout each period are as follows:

                                                 Year ended October 31
                -------------------------------------------------------------------------------------------
                                                 1994                                 1993(b)
                                     Class A             Class B             Class A          Class B
                                     -------             -------             -------          -------
Net asset value -
   Beginning of period                   $  8.410            $  8.400            $  7.390         $  7.390
                                         --------            --------            --------         --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                   0.171               0.109               0.156            0.104
Net realized and
  unrealized gain (loss)(a)                (0.116)             (0.111)              1.293            1.282
                                         --------            --------            --------         --------
   Total from Investment Operations         0.055              (0.002)              1.449            1.386
                                         --------            --------            --------         --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                 (0.160)             (0.103)             (0.147)          (0.094)
From net realized gains                    (0.245)             (0.245)             (0.282)          (0.282)
                                         --------            --------            --------         --------
 Total Distributions
  Declared to Shareholders                 (0.405)             (0.348)             (0.429)          (0.376)
                                         --------            --------            --------         --------
Net asset value -
  End of period                          $  8.060            $  8.050            $  8.410         $  8.400
                                         ========            ========            ========         ========
Total return (d)                            0.74%              (0.04)%             20.21%           19.38%
                                         ========            ========            ========         ========
RATIOS TO AVERAGE NET ASSETS
Expenses                                    1.14%               1.89%               1.10%            1.85%
Net investment income                       2.07%               1.32%               1.94%            1.19%
Portfolio turnover                            54%                 54%                 14%              14%
Net assets at end of period (000)        $555,275            $264,122            $520,706         $124,161

(a) Per share data was calculated using average shares outstanding during the period.
(b) All per share amounts have been restated to reflect the 3 for 1 stock split effective December 10, 1993.
(c) Class B shares initially offered on May 5, 1992. Per share amounts reflect activity from that date.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Not annualized.
(f) Annualized.

                             Year ended October 31
                       --------------------------------
                                  1992 (b)
                         Class A            Class B(c)
                         -------            ----------

                        $   7.050          $   7.440
                        ---------          ---------


                            0.173              0.052

                            0.489             (0.044)
                        ---------          ---------

                            0.662              0.008
                        ---------          ---------


                           (0.185)            (0.058)

                           (0.137)            --
                        ---------          ---------


                           (0.322)            (0.058)
                        ---------          ---------

                        $   7.390          $   7.390
                        =========          =========
                            9.65%            (0.31)%(e)
                        =========          =========


                            1.09%              1.84%(f)

                            2.52%               177%(f)
                              37%                37%

                         $413,228         $  15,582

                              HOW TO REACH COLONIAL
                               BY PHONE OR BY MAIL

BY TELEPHONE

COLONIAL CUSTOMER CONNECTION - 1-800-345-6611

For 24-hour account information, call from your touch-tone phone. (Rotary callers will be automatically connected to a representative during business hours.) A recorded message will guide you through the menu:

For fund prices, dividends, and capital gains information ............. press 1

For account information ............................................... press 2

To speak to a Colonial representative ................................. press 3

For yield and total return information ................................ press 4

For duplicate statements or new supply of checks ...................... press 5

To order duplicate tax forms and year-end statements .................. press 6
(February through May)

To review your options at any time during your call ................... press *

To speak with a shareholder services representative about your account, call Monday to Friday, 8:00 am to 8:00 pm ET, and Saturdays from February through mid-April, 10:00 am to 2:00 pm ET.

COLONIAL TELEPHONE TRANSACTION DEPARTMENT - 1-800-422-3737
To purchase, exchange, or sell shares by telephone, call Monday to Friday, 9:00 am to 7:00 pm ET. Transactions received after the close of the New York Stock Exchange will receive the next business day's closing price.

LITERATURE - 1-800-426-3750
To request literature on any Colonial fund, call Monday to Friday, 8:30 am to 6:30 pm ET.

BY MAIL

COLONIAL INVESTORS SERVICE CENTER, INC.
P.O. BOX 1722
BOSTON, MA 02105-1722

                           SHAREHOLDER COMMUNICATIONS
                              TO KEEP YOU INFORMED

To make recordkeeping easy and keep you up-to-date on the performance of your investments, you can expect to receive the following information about your Colonial account:

TRANSACTION CONFIRMATIONS: Each time you make a purchase, sale, or exchange, you receive a confirmation statement within just a few days.

QUARTERLY STATEMENTS: Every three months, if any transactions are made that affect your share balance, this statement reports on your account activity during the quarter (including any reinvestment of dividends). This statement also provides year-to-date information.

COLONIAL SHAREHOLDER NEWS: Mailed with your quarterly account statements, this newsletter highlights timely investment strategies, portfolio manager commentary, and shareholder service updates.

TAX FORMS AND YEAR-END TAX GUIDE: Easy-to-use forms and timely information are designed to make tax reporting simpler. (Usually mailed in January.)

AVERAGE COST BASIS STATEMENTS: If you sold or exchanged shares during the year, this statement may help you calculate your gain/loss for tax purposes. (Usually mailed in February.)

                               SHAREHOLDER SERVICES
                            TO MAKE INVESTING EASIER

Colonial has one of the most extensive selections of shareholder services available. Your financial adviser can help you arrange for any of these services, or you can call Colonial directly at 1-800-345-6611.

AFFORDABLE ADDITIONAL INVVESTMENTS: Add to your account with as little as $50 on most funds; $25 for an IRA account.

FREE EXCHANGES*: Exchange all or part of your account into the same share class of another Colonial fund, by phone or mail.

EASY ACCESS TO YOUR MONEY*: Make withdrawals from your account by phone, by mail or, for certain funds, by check.

ONE-YEAR REINSTATEMENT PRIVILEGE: If you need access to your money, but then choose to return it to Colonial within one year, you can reinvest in any Colonial fund of the same share class without any penalty or sales charge.

FUNDAMATIC: Make periodic investments as low as $50 from your checking account to your Colonial account.

SYSTEMATIC WITHDRAWAL PLAN (SWP): Receive monthly, quarterly or semiannual payments via check or bank transmission. There is a $5,000 account value required, but no minimum for the payment amount. The maximum annual withdrawal is 12% of the account balance at the time SWP is established. SWPs by check are processed on the 10th calendar day of each month unless the 10th falls on a non-business day or the first business day of the week. If this occurs, the payable date will be the previous business day. Dividends and capital gains must be reinvested.

AUTOMATED DOLLAR COST AVERAGING: Transfer money on a monthly basis from any Colonial fund with a balance of $5,000 into the same share class of up to four other Colonial funds. Minimum for each transfer is $100.

COLONIAL RETIREMENT PLANS: Choose from a broad range of retirement plans, including IRAs.

* Redemptions and exchanges are made at the next determined net asset value after the request is received by Colonial. Proceeds may be more or less than your original cost. The exchange privilege may be terminated at any time. Exchanges are not available on all funds. Investors who purchase Class B or D shares (for applicable funds), or $1 million or more of Class A shares, may be subject to a contingent deferred sales charge.

                     IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for The Colonial Fund is:

Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA 02105-1722
1-800-345-6611


The Colonial Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call Colonial at 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of The Colonial Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objective and operating policies of the Fund.

[LOGO]

Mutual Funds for
Planned Portfolios

                                    TRUSTEES
ROBERT J. BIRNBAUM
Retired (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

WILLIAM D. IRELAND, JR.
Retired (formerly Chairman of the Board, Bank of New England-Worcester)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER
Partner, Development Capital, L.L.C. (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, C. S. First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board and Chief Executive Officer, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

GEORGE L. SHINN
Financial Consultant (formerly Chairman, Chief Executive Officer and Consultant, The First Boston Corporation)

ROBERT L. SULLIVAN
Retired Partner, Peat Marwick Main & Co. (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

SINCLAIR WEEKS, JR.
Chairman of the Board, Reed & Barton Corporation

            COLONIAL INVESTMENT SERVICES, INC., Distributor (C) 1997
                      A Liberty Financial Company (NYSE: L)
      One Financial Center, Boston, Massachusetts 02111-2621, 617-426-3750

                            TF-03/660D-0497 M (6/97)